UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020

RITTER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Century Park East, Suite 1000
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 203-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	RTTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01. Other Events.

On February 4, 2020, Ritter Pharmaceuticals, Inc. (the “Company”) received notice from the Nasdaq Hearings Panel that it has granted the Company’s request for continued listing through May 19, 2020 in order to allow it to complete its proposed merger with Qualigen, Inc., subject to the conditions described below.

As previously disclosed, on August 19, 2019, Ritter Pharmaceuticals, Inc. (the “Company”) received written notice from the Nasdaq Stock Market (“Nasdaq”) stating that the Company no longer complied with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) for continued listing on The Nasdaq Capital Market because the Company’s stockholders’ equity, as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, had fallen below $2.5 million.

On October 28, 2019, the Company received a second written notice from Nasdaq stating that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complied with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. On November 21, 2019, Ritter received a letter from the Listing Qualifications Department of Nasdaq, notifying Ritter that Nasdaq had determined to delist Ritter’s common stock pursuant to Nasdaq’s discretionary authority under Listing Rule 5101, based on Ritter’s failure to comply with the above described continued listing requirements and its belief that Ritter has no current operating business. The letter stated that, unless Ritter appealed Nasdaq’s determination and requested a hearing on the matter by the applicable deadline, trading of Ritter’s common stock on the Nasdaq Capital Market would be suspended at the opening of business on December 3, 2019 and a Form 25-NSE would be filed with the Securities and Exchange Commission (the “SEC”).

Ritter appealed Nasdaq’s determination and a hearing was held on January 16, 2020, at which Ritter submitted its compliance plan to Nasdaq. The plan identified the proposed merger with Qualigen and formally requested, on behalf of the Company and its proposed merger partner, Qualigen, that the Company’s noncompliance with the continued listing requirements be waived until May 19, 2020, in order to allow the Company to complete the proposed merger and for the combined company to demonstrate compliance with all applicable requirements for initial listing on the Nasdaq Capital Market.

On February 4, 2020, the Company received notice that the Nasdaq Hearings Panel had determined to grant the Company’s request for continued listing in light of the Company’s planned merger with Qualigen, the relatively short time frame needed to complete the business combination and Qualigen’s securing $4 million in equity prior to the merger’s closing. The Hearings Panel also noted its disagreement with the Nasdaq Staff’s determination that the Company was a public shell. The extension is subject to the following conditions:

1.	On or before April 1, 2020, the Company will have filed a listing application for Companies Conducting a Business Combination that Results in a Change of Control Application with the Nasdaq Listing Center;

2.	On or before May 8, 2020, the Company will have held a meeting of the Company’s shareholders and obtained shareholder approval of the business combination; and

3.	On or before May 19, 2020, the Company will have completed the business combination and established compliance with Nasdaq Listing Rule 5505.

There can be no assurance that the Company will be able to complete the merger with Qualigen and otherwise satisfy Nasdaq’s conditions to continued listing.

Forward-Looking Statements

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed merger with Qualigen are not satisfied, including the failure to obtain stockholder approval for the proposed merger by May 19, 2020 and to satisfy the other Nasdaq conditions described above; uncertainties as to the timing of the consummation of the proposed merger and the ability of each of Ritter and Qualigen to consummate the merger; risks related to Ritter’s ability to correctly estimate and manage its operating expenses and its expenses associated with the proposed merger pending closing; risks related to Ritter’s continued listing on The Nasdaq Capital Market until closing of the proposed merger; risks that Ritter may be unable to regain compliance with the minimum stockholders’ equity or minimum bid price requirements during any compliance period or in the future, or otherwise meet Nasdaq compliance standards; the risk that Qualigen may not receive approval of its initial listing application; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results; unexpected costs, charges or expenses resulting from the proposed merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; regulatory requirements or developments; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Ritter’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”), as well as Ritter’s registration statement on Form S-4, filed with the SEC on February 4, 2020, and the joint proxy and consent solicitation statement/prospectus included therein. The forward-looking statements contained in this report speak only as of the date of this report and Ritter undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Important Additional Information Will be Filed with the SEC

On February 4, 2020, Ritter filed a registration statement on Form S-4 with the SEC which included a joint proxy and consent solicitation statement/prospectus. A definitive joint proxy and consent solicitation statement/prospectus will be filed with the SEC and mailed to the stockholders of Ritter and Qualigen once the registration statement becomes effective. Each party may file other documents with the SEC in connection with the merger. INVESTORS AND STOCKHOLDERS OF RITTER AND QUALIGEN ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT RITTER, QUALIGEN, THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the documents filed with the SEC through the website maintained by the SEC at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by Ritter with the SEC by contacting Ritter by mail at Ritter Pharmaceuticals, Inc., 1880 Century Park East, Suite 1000, Los Angeles, CA 90067, Attention: John Beck. Investors and stockholders are urged to read the definitive proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Ritter and its directors and executive officers and Qualigen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ritter in connection with the Merger. Information regarding the special interests of these directors and executive officers in the merger is included in the joint proxy and consent solicitation statement/prospectus referred to above. Additional information about Ritter’s directors and executive officers is included in Ritter’s definitive proxy statement filed with the SEC on April 26, 2019. These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of Ritter at the address above.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITTER PHARMACEUTICALS, INC.

By:	/s/ Andrew J. Ritter
Name:	Andrew J. Ritter
Title:	Chief Executive Officer

Date: February 7, 2020